PAGE 1
EXHIBIT 24

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST Communications, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended an annual report on Form 10-K for the fiscal year ended December 31, 1993; and

     WHEREAS, the undersigned is an officer or Director, or both of the Company and holds the office, or offices, in the Company as indicated below his name;

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints A. GARY AMES, DAVID R. LAUBE, BARBARA M. JAPHA, and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in each of his offices and capacities in the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of March, 1994.


                              /s/ JAMES T. HELWIG
                              ___________________________________
                              James T. Helwig
                              Vice President and Chief Financial
                                Officer and Director

PAGE 2
EXHIBIT 24
                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST Communications, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended an annual report on Form 10-K for the fiscal year ended December 31, 1993; and

     WHEREAS, the undersigned is an officer or Director, or both of the Company and holds the office, or offices, in the Company as indicated below his name;

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints A. GARY AMES, DAVID R. LAUBE, BARBARA M. JAPHA, and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in each of his offices and capacities in the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of March, 1994.


                              /s/ JAMES M. OSTERHOFF
                              ___________________________________
                              James M. Osterhoff
                              Director

PAGE 3
EXHIBIT 24
                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST Communications, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended an annual report on Form 10-K for the fiscal year ended December 31, 1993; and

     WHEREAS, the undersigned is an officer or Director, or both of the Company and holds the office, or offices, in the Company as indicated below his name;

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints A. GARY AMES, DAVID R. LAUBE, BARBARA M. JAPHA, and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in each of his offices and capacities in the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of March, 1994.


                              /s/ A. GARY AMES
                              ___________________________________
                              A. Gary Ames
                              President and Chief Executive
                                Officer and Director

PAGE 4
EXHIBIT 24
                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST Communications, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended an annual report on Form 10-K for the fiscal year ended December 31, 1993; and

     WHEREAS, the undersigned is an officer or Director, or both of the Company and holds the office, or offices, in the Company as indicated below his name;

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints A. GARY AMES, DAVID R. LAUBE, BARBARA M. JAPHA, and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in each of his offices and capacities in the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of March, 1994.


                              /s/ DAVID R. LAUBE
                              ___________________________________
                              David R. Laube
                              Vice President, Controller and
                                Treasurer